Exhibit 99.1

RR DONNELLEY	NEWS RELEASE

RR DONNELLEY ANNOUNCES FIRST IN SERIES OF

MANAGEMENT APPOINTMENTS

RR Donnelley Investor Contact: Julie Gottlieb Tel: 203-406-3825 E-mail: julie.gottlieb@moorewallace.com

RR Donnelley Media Contact: Kenny Juarez of Abernathy MacGregor Tel: 212-371-5999 E-mail: kwj@abmac.com

CHICAGO – March 2, 2004 – R.R. Donnelley & Sons Company (NYSE:RRD) (TSX:RRD), North America’s largest printing company and provider of the industry’s broadest array of high-quality, long- and short-run print products and services, announced today the first in a series of strategic management initiatives. The executive announcement is the initial installment of a broad-based integration plan to reorganize the Company’s management structure in the wake of its combination with Moore Wallace, which closed on Friday, February 27, 2004.

“We are taking decisive action in announcing the first part of an all-star management team that unites the brightest executive talents in the printing industry with decades of invaluable experience running the world’s best printing companies,” said Mark A. Angelson, Chief Executive Officer of RR Donnelley. “Each person I have selected has a strong track record for integrity, performance and accountability. I have confidence in the ability of these executives quickly and effectively to achieve our cost-savings goals and to deliver operating and financial results for our new company.”

“These executives – and others to be announced in coming days and weeks – will hit the ground running, focusing all of their energies on maintaining the highest level of commitment to our customers and shareholders, employees and business partners. Together, we will make the new RR Donnelley the leading provider of print and print-related products and services in the world,” Angelson stated.

The following executive appointments were announced today by RR Donnelley.

•	Suzanne S. Bettman, 40, Senior Vice President and General Counsel of RR Donnelley. Formerly, General Counsel of each of Huron Consulting Group and True North Communications and a partner of Kirkland & Ellis.

•	Thomas G. Brooker, 45, Group President, Forms, Labels and Office Products of RR Donnelley. Formerly, Group President, Forms, Labels and Office Products of Moore Wallace.

•	Dean E. Cherry, 43, Group President, Short-Run and Variable Print Solutions of RR Donnelley. Formerly, Group President, Commercial Print, Direct Mail, Business Communications Services and Print Fulfillment of Moore Wallace. Mr. Cherry will add responsibility for Book Publishing Services, Financial Print Solutions, and Telecom and Technologies.

•	Susan L. Henricks, 53, President, Directories of RR Donnelley. Formerly, President, Telecom of RR Donnelley.

•	Daniel L. Knotts, 39, Group Executive Vice President, Long-Run Print Solutions of RR Donnelley. Formerly, President, Catalog, Magazines and Retail of RR Donnelley.

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RR Donnelley Announces First in Series of Management Appointments

March 2, 2004

•	Michael S. Kraus, 31, Executive Vice President, Strategy, of RR Donnelley. Formerly, Senior Vice President, Mergers & Acquisitions of Moore Wallace. Mr. Kraus will add responsibility for Treasury, Strategic Planning, and Asia and Europe.

•	Edward E. Lane, 52, President, Book Publishing Services of RR Donnelley. Formerly, President, Book Publishing Services of RR Donnelley.

•	Robert C. Nelson, 46, President, Corporate Sales of RR Donnelley. Formerly, Executive Vice President, Corporate Sales of Moore Wallace. Mr. Nelson began his career in printing with RR Donnelley in 1987 and has held cross-selling management roles within the industry.

•	Thomas J. Quinlan III, 41, Executive Vice President, Operations of RR Donnelley. Formerly, Executive Vice President, Business Integration of Moore Wallace. Mr. Quinlan will be responsible for Corporate Sales, Pre-media, Logistics & Distribution, Information Technology, Procurement, Marketing & Communications, Equipment Technology & Engineering, Manufacturing Technology and Real Estate.

•	Mary Lee Schneider, 41, President, Pre-media Technologies Solutions of RR Donnelley. Formerly, President, Pre-media Technologies of RR Donnelley.

•	James R. Sulat, 53, Senior Executive Vice President and Interim Chief Financial Officer of RR Donnelley. Formerly, Senior Executive Vice President and Interim Chief Financial Officer of Moore Wallace.

•	Theodore J. Theophilos, 50, Executive Vice President, Administration of RR Donnelley. Formerly, Executive Vice President, Business and Legal Affairs of Moore Wallace. Mr. Theophilos will add responsibility for Internal Audit, Risk Management and Environmental Health & Safety.

•	Terry Trayvick, 42, President, Financial Print Solutions of RR Donnelley. Formerly, President, Financial of RR Donnelley.

Mark A. Angelson said, “We promised shareholders when we first announced this combination that we would hire the best talent, and bring our discipline to the process of returning RR Donnelley to its golden age. With today’s announcement, and those in the near future, we will have named the people who, along with me, will be on the frontlines working hard every day to keep these promises.”

About RR Donnelley

RR Donnelley (NYSE:RRD) (TSX:RRD) designs, manages and produces words and images, and brings them to life on paper and in digital form for customers in the publishing, healthcare, advertising, retail, technology, financial services, and many other industries. Founded 140 years ago, the Company provides solutions in commercial printing, forms and labels, direct mail, financial printing, print fulfillment, business communication outsourcing, logistics, online services, digital photography, and content and database management. The largest companies in the world and others rely on RR Donnelley’s scale, scope and insight through a comprehensive range of online tools, variable printing services, and market-specific solutions. As the largest printer in North America with strong positions across the globe, RR Donnelley is changing the role of print in every marketplace it serves. For more information, visit the Company’s web site at www.rrdonnelley.com.

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RR Donnelley Announces First in Series of Management Appointments

March 2, 2004

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this press release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements described in RR Donnelley’s and Moore Wallace’s filings with the U.S. Securities and Exchange Commission (SEC) and Canadian securities regulatory authorities, as applicable, including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. RR Donnelley disclaims any obligation to update or revise any forward-looking statements.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities regulatory authorities, as applicable.

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